UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2013

NATIONAL TAX CREDIT INVESTORS II

(Exact name of registrant as specified in its charter)

California	0-20610	93-1017959
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

80 International Drive Post Office Box 1089 Greenville, South Carolina 29602
(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code:  (864) 239-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

National Tax Credit Investors II (the “Partnership”) announced that Mr. Eric Mathis, who served as the equivalent of the chief financial officer of the Partnership, has resigned effective as of January 25, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

National tax credit investors II

By: National Partnership Investments, LLC Corporate General Partner By: /s/ Brian Flaherty
Brian Flaherty
Senior Managing Director

     DATED:  January 15, 2013